Exhibit 99.1

ROYAL FINANCIAL, INC. AND SUBSIDIARY

Chicago, Illinois

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As of September 30, 2021 (unaudited) and June 30, 2021

and for the three-month period ended September 30, 2021 (unaudited)

Royal Financial, Inc.

Chicago, Illinois

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2021 and June 30, 2021

Royal Financial, Inc.

Condensed Consolidated Statements of Financial Condition

September 30, 2021 (Unaudited) and June 30, 2021

	September 30,	June 30,
	2021	2021
Assets

Cash and non-interest bearing balances in financial institutions	$3,546,340	$3,470,428
Interest-earning balances in financial institutions	25,808,869	9,259,546
Federal funds sold	75,613	102,418
Cash and cash equivalents	29,430,822	12,832,392
Investment certificates of deposit	492,000	492,000
Securities available for sale	31,834,378	31,888,847
Loans receivable, net of allowance for loan losses of $3,799,592 at September 30, 2021, $3,858,124 at June 30, 2021	466,428,455	460,366,062
Federal Home Loan Bank stock	1,302,900	1,302,900
Premises and equipment, net	15,256,448	15,411,588
Accrued interest receivable	2,288,221	2,219,654
Other real estate owned	156,580	156,580
Deferred tax asset	4,685,426	5,279,265
Core deposit intangibles	502,973	538,179
Goodwill	1,755,189	1,755,189
Other assets	1,390,439	1,480,314

Total assets	$555,523,831	$533,722,970

Liabilities and Stockholders' Equity

Liabilities

Deposits	$488,378,241	$466,312,856
Advances from borrowers for taxes and insurance	4,472,612	6,060,645
Federal Home Loan Bank advances	5,000,000	5,000,000
Notes payable	6,750,000	7,000,000
Accrued interest payable and other liabilities	1,261,209	1,235,469

Total liabilities	505,862,062	485,608,970

Commitments and Contingencies	-	-

Stockholders' Equity
Preferred stock, $0.01 par value per share, authorized 1,000,000 shares, no issues are outstanding	-	-
Common stock, $0.01 par value per share, authorized 5,000,000 shares, 2,645,000 shares issued	26,450	26,450
Additional paid-in capital	24,498,325	24,434,505
Retained earnings	25,018,943	23,519,345
Treasury stock, 77,427 shares, at cost	(665,954)	(665,954)
Accumulated other comprehensive income	784,005	799,654
Total stockholders' equity	49,661,769	48,114,000

Total liabilities and stockholders' equity	$555,523,831	$533,722,970

See notes to condensed consolidated financial statements

Royal Financial, Inc.

Condensed Consolidated Statement of Income

For the Three Months Ended September 30, 2021 (Unaudited)

Three Months Ended September 30,
2021
Interest Income
Loans, including fees	$5,091,855
Securities	169,968
Federal funds sold and other	11,368
Total interest income	5,273,191
Interest Expense
Deposits	320,963
Borrowings	51,699
Total interest expense	372,662
Net Interest Income	4,900,529
Provision (benefit) for loan losses	(125,000)
Net Interest Income After Provision (benefit) for Loan Losses	5,025,529
Non-interest Income
Service charges on deposit accounts	171,666
Secondary mortgage market fees	10,143
Rental income	48,198
Other	324
Total non-interest income	230,331
Non-interest Expense
Salaries and employee benefits	1,356,932
Occupancy and equipment	599,356
Data processing	266,975
Professional services	196,199
Directors fees	47,250
Marketing	54,284
FDIC insurance expense	97,143
Insurance premiums	21,258
Other real estate owned expense (income)	4,895
Merger expense	228,485
Core deposit intangibles amortization	35,207
Other	250,278
Total non-interest expense	3,158,262

Income before income taxes	2,097,598

Provision for income taxes	598,000

Net income	$1,499,598

Basic earnings per share	$0.58
Diluted earnings per share	$0.57

Weighted-average shares basic	2,567,573
Weighted-average shares diluted	2,611,052

See notes to condensed consolidated financial statements

Royal Financial, Inc.

Condensed Consolidated Statement of Comprehensive Income

For the Three Months Ended September 30, 2021 (Unaudited)

Three Months Ended September 30,
2021

Net income	$1,499,598

Other comprehensive income:
Unrealized holding gains on securities during the period:
Unrealized holding losses arising during the period	(19,810)
Tax effect	4,161
Other comprehensive loss after tax	(15,649)

Comprehensive income	$1,483,949

See notes to condensed consolidated financial statements

Royal Financial, Inc.

Condensed Consolidated Statement of Changes in Stockholders’ Equity

For the Three Months Ended September 30, 2021 (Unaudited)

						Accumulated
			Additional			Other
	Preferred	Common	Paid-in	Retained	Treasury	Comprehensive
	Stock	Stock	Capital	Earnings	Stock	Income	Total

Balance at July 1, 2021	$-	$26,450	$24,434,505	$23,519,345	$(665,954)	$799,654	$48,114,000

Net income	-	-	-	1,499,598	-	-	1,499,598

Other comprehensive loss, net of tax	-	-	-	-	-	(15,649)	(15,649)

Stock-based compensation	-	-	63,820	-	-	-	63,820

Balance at September 30, 2021	$-	$26,450	$24,498,325	$25,018,943	$(665,954)	$784,005	$49,661,769

See notes to condensed consolidated financial statements

Royal Financial, Inc.

Condensed Consolidated Statement of Cash Flows

For the Three Months Ended September 30, 2021 (Unaudited)

Three Months Ended September 30,
2021
Operating Activities
Net income	$1,499,598
Adjustments to reconcile net income to net cash from by operating activities
Depreciation	188,463
Deferred loan origination fees and costs	(177,741)
Benefit for loan losses	(125,000)
Premium amortization on securities available for sale, net	34,659
Accretion of discount on acquired loans	11,935
Amortization of core deposit intangible	35,206
Stock-based compensation expense	63,820
Deferred income tax expense	598,000
Net change in:
Accrued interest receivable and other assets	21,308
Accrued interest payable and other liabilities	25,740

Net cash provided by operating activities	2,175,988

Investing Activities
Net change in loans	(5,771,587)
Purchase of loans	-
Purchase of premises and equipment	(33,323)

Net cash used in investing activities	(5,804,910)

Financing Activities
Net increase in deposits	22,065,385
Proceeds from notes payable	-
Repayment of notes payable	(250,000)
Proceeds from stock option exercises	-
Change in advances from borrowers for taxes and insurance	(1,588,033)

Net cash provided by financing activities	20,227,352

Increase in Cash and Cash Equivalents	16,598,430

Cash and Cash Equivalents, Beginning of Period	12,832,392

Cash and Cash Equivalents, End of Period	$29,430,822

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for:
Interest on deposits and borrowings	$407,859
Income taxes	610,000

See notes to condensed consolidated financial statements

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

NOTE 1 - BASIS OF PRESENTATION

The consolidated financial statements as of September 30, 2021 and June 30, 2021, and for the period ended September 30, 2021, include Royal Financial, Inc. (“the Company”) and its wholly-owned subsidiary Royal Savings Bank (“the Bank”). The Bank has one wholly-owned subsidiary that holds other real estate owned. All significant intercompany transactions and balances are eliminated in consolidation.

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America (“GAAP”) and prevailing practices within the banking industry. In the opinion of management, the accompanying unaudited consolidated financial statements reflect all adjustments considered necessary for a fair presentation of the financial position, results of operations, and cash flows of the Company on a consolidated basis. Transactions with subsidiaries have been eliminated. The condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and footnotes thereto for the year ended June 30, 2021. Operating results for the three months ended September 30, 2021 are not necessarily indicative of the results that may be expected for the year ending June 30, 2022.

Use of Estimates

To prepare financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions based on available information. These estimates and assumptions affect the amounts reported in the financial statements and the disclosures provided, and actual results could differ.

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

NOTE 2 – SECURITIES

The fair value of debt securities available for sale and the related gross unrealized gains and losses recognized in accumulated other comprehensive income were as follows at September 30, 2021 and June 30, 2021:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Approximate Fair Value
September 30, 2021 (unaudited)
Available-for-sale Securities:
Corporate bonds	$3,336,197	$48,482	$-	$3,384,679
Federal National Mortgage Association	9,850,060	148,590	-	9,998,650
Municipal taxable bonds	17,655,710	812,696	(17,357)	18,451,049

	$30,841,967	$1,009,768	$(17,357)	$31,834,378

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Approximate Fair Value
June 30, 2021
Available-for-sale Securities:
Corporate bonds	$3,347,209	$51,407	$-	$3,398,616
Federal National Mortgage Association	9,844,033	156,267	-	10,000,300
Municipal taxable bonds	17,685,384	826,743	(22,196)	18,489,931

	$30,876,626	$1,034,417	$(22,196)	$31,888,847

The fair value of debt securities available for sale at September 30, 2021, by contractual maturity, was as follows.

	Available-for-sale
	Amortized	Fair
	Cost	Value
	(Unaudited)
Due in one year or less	$1,012,444	$1,033,700
Due from one to five years	17,084,450	17,568,810
Due from five to ten years	6,955,936	7,345,004
Over ten years	5,789,137	5,886,864

Totals	$30,841,967	$31,834,378

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

Securities pledged at September 30, 2021 had a fair value of $1,682,000 and were pledged to secure public deposits. Securities pledged at June 30, 2021 had a fair value of $1,650,000 and were pledged to secure public deposits.

Securities with unrealized losses at June 30, 2021 and September 30, 2021, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are as follows:

	September 30, 2021
	Less than 12 Months		12 Months or More		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(Unaudited)

Municipal taxable bonds	$-	$-	$1,863,585	$(17,357)	$1,863,585	$(17,357)

	June 30, 2021
	Less than 12 Months		12 Months or More		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Municipal taxable bonds	$1,868,122	$(22,196)	$-	$-	$1,868,122	$(22,196)

Unrealized losses on securities have not been recognized into income because the securities are of high credit quality, the Bank does not intend to sell the securities, it is more likely than not that the Bank will not be required to sell the securities prior to their anticipated recovery, and the decline in fair value is largely due to changes in market interest rates and fixed income market conditions since the purchase date. Credit quality of the securities is considered to be high, and the fair value is expected to recover as the securities approach their maturity date.

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

NOTE 3 – LOANS AND ALLOWANCE FOR LOAN LOSSES

At September 30, 2021 and June 30, 2021, loans receivable consisted of the following:

	September 30,	June 30,
	2021	2021
	(Unaudited)
Real estate loans
One-to-four-family	$192,930,979	$195,643,418
Commercial	113,628,019	122,211,489
Multi-family	156,860,720	136,576,358
Total real estate loans	463,419,718	454,431,265
Commercial loans
Business loans	6,038,191	8,939,137
Total commercial loans	6,038,191	8,939,137
Consumer loans
Home equity loans	29,711	31,636
Other	740,427	822,148
Total consumer loans	770,138	853,784

Gross loans	470,228,047	464,224,186

Allowance for loan losses	(3,799,592)	(3,858,124)

Loans , net	$466,428,455	$460,366,062

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

The following table presents the activity in the allowance for loan losses by class for the three months ended September 30, 2021:

	For the Three Months Ended September 30, 2021 (Unaudited)
	Real Estate
	One-to-Four		Multi-	Business	Home Equity
	Family	Commercial	Family	Loans	Loans	Other	Total

Allowance for loan losses:
Balance, July 1, 2021	$1,109,312	$1,819,408	$827,113	$83,464	$2,028	$16,799	$3,858,124
Provision (benefit) for loan losses	75,865	(307,109)	145,244	(21,179)	(1,988)	(16,241)	(125,408)
Loans charged-off	(23,718)	(14,779)	-	-	-	-	(38,497)
Recoveries	22,998	81,429	-	-	-	946	105,373

Balance, September 30, 2021	$1,184,457	$1,578,949	$972,357	$62,285	$40	$1,504	$3,799,592

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

The following table presents the balance in the allowance for loan losses and the recorded investment in loans by class and based on impairment method as of September 30, 2021 and June 30, 2021:

	At September 30, 2021 (Unaudited)
	Real Estate
	One-to-Four		Multi-	Business	Home Equity
	Family	Commercial	Family	Loans	Loans	Other	Total

Allowance for loan losses:
Ending balance, individually evaluated for impairment	$-	$-	$-	$-	$-	$-	$-

Ending balance, collectively evaluated for impairment	$1,184,457	$1,578,949	$972,357	$62,285	$40	$1,504	$3,799,592

Loans:
Ending balance	$192,930,979	$113,628,019	$156,860,720	$6,038,191	$29,711	$740,427	$470,228,047

Ending balance; individually evaluated for impairment	$1,529,028	$237,503	$-	$-	$2,535	$-	$1,769,066

Ending balance; collectively evaluated for impairment	$191,401,951	$113,390,516	$156,860,720	$6,038,191	$27,176	$740,427	$468,458,981

	At June 30, 2021
	Real Estate
	One-to-Four		Multi-	Business	Home Equity
	Family	Commercial	Family	Loans	Loans	Other	Total

Allowance for loan losses:
Ending balance, individually evaluated for impairment	$-	$-	$-	$-	$-	$-	$-

Ending balance, collectively evaluated for impairment	$1,109,312	$1,819,408	$827,113	$83,464	$2,028	$16,799	$3,858,124

Loans:
Ending balance	$195,643,418	$122,211,489	$136,576,358	$8,939,137	$31,636	$822,148	$464,224,186

Ending balance; individually evaluated for impairment	$1,879,398	$321,748	$-	$-	$2,535	$-	$2,203,681

Ending balance; collectively evaluated for impairment	$193,764,020	$121,889,741	$136,576,358	$8,939,137	$29,101	$822,148	$462,020,505

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

The following tables presents information related to impaired loans by class of loans as of September 30, 2021 and June 30, 2021, and for the three-month period ended September 30, 2021 and the year ended June 30, 2021:

	As of			For the Three Months Ended
	September 30, 2021			September 30, 2021
	Unpaid			Average Balance of	Interest
	Principal Balance	Recorded Balance	Specific Allowance	Impaired Loans	Income Recognized
	(Unaudited)
With no allowance recorded:
Real estate
One-to-four-family	$2,041,268	$1,529,028	$-	$1,596,480	$4,064
Commercial	410,656	237,503	-	238,752	1,214
Multi-family	-	-	-	-	-
Business loans	1,405,005	-	-	-	-
Home equity loans	15,735	2,535	-	2,535	-
Other	4,842	-	-	-	-

With an allowance recorded:
Real estate
One-to-four-family	-	-	-	-	-
Commercial	-	-	-	-	-
Multi-family	-	-	-	-	-
Business loans	-	-	-	-	-
Home equity loans	-	-	-	-	-
Other	-	-	-	-	-

Totals	$3,877,506	$1,769,066	$-	$1,837,767	$5,278

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

	As of and for the year ended June 30, 2021
	Unpaid		Allowance for Loan	Average	Interest
	Principal Balance	Recorded Balance	Losses Allocated	Recorded Investment	Income Recognized
With no allowance recorded:
Real estate
One-to-four-family	$2,384,978	$1,879,398	$-	$1,888,649	$8,197
Commercial	559,678	321,748	-	317,957	2,504
Multi-family	-	-	-	-	-
Business loans	1,405,005	-	-	620,284	-
Home equity loans	15,735	2,535	-	10,235	-
Other	6,821	-		-	-
	4,372,217	2,203,681	-	2,837,125	10,701

With an allowance recorded:
Real estate
One-to-four-family	-	-	-	-	-
Commercial	-	-	-	-	-
Multi-family	-	-	-	-	-
Business loans	-	-	-	-	-
Home equity loans
Other	-	-	-	-	-

Totals	$4,372,217	$2,203,681	$-	$2,837,125	$10,701

For the three months ended September 30, 2021, cash basis interest income recognized approximated the accrual basis interest income recognized. The recorded investment in loans excludes accrued interest receivable and loan origination fees, net due to immateriality. For purposes of this disclosure, the unpaid principal balance is not reduced for partial charge-offs.

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

The following table presents the aging of the recorded investment in past due loans as of September 30, 2021 and June 30, 2021 by class of loans:

	September 30, 2021 (Unaudited)
			Greater Than 89 Days Past		Total Past Due
	30-59 Days	60-89 Days	Due Still		and	Loans Not
	Past Due	Past Due	On Accrual	Nonaccrual	Nonaccrual	Past due	Total
Real estate
One-to-four-family	$3,662	$624,367	$287,733	$1,036,547	$1,952,309	$190,978,670	$192,930,979
Commercial	-	-	-	220,108	220,108	113,407,911	113,628,019
Multi-family	-	-	-	-	-	156,860,720	156,860,720
Comercial loans
Business loans	-	-	-	-	-	6,038,191	6,038,191
Consumer loans
Home equity loans	-	-	-	2,535	2,535	27,176	29,711
Other	-	-	-	-	-	740,427	740,427

Total	$3,662	$624,367	$287,733	$1,259,190	$2,174,952	$468,053,095	$470,228,047

	June 30, 2021
			Greater Than 89 Days Past		Total Past Due
	30-59 Days	60-89 Days	Due Still		and	Loans Not
	Past Due	Past Due	On Accrual	Nonaccrual	Nonaccrual	Past due	Total
Real estate
One-to-four-family	$4,638	$284,117	$-	$1,473,280	$1,762,035	$193,881,383	$195,643,418
Commercial	-	-	-	301,637	301,637	121,909,852	122,211,489
Multi-family	-	101,121	-	-	101,121	136,475,237	136,576,358
Comercial loans
Business loans	-	-	-	-	-	8,939,137	8,939,137
Consumer loans
Home equity loans	-	-	-	2,535	2,535	29,101	31,636
Other	-	-	-	-	-	822,148	822,148

Total	$4,638	$385,238	$-	$1,777,452	$2,167,328	$462,056,858	$464,224,186

Troubled Debt Restructurings:

Restructured loans totaled $509,000 and $464,000 at September 30, 2021 and June 30, 2021, respectively. These loans are considered troubled debt restructurings and are classified as impaired at September 30, 2021 and June 30, 2021. There were no specific loan loss allowance allocations for the loans at September 30, 2021 and June 30, 2021. No additional loan commitments are outstanding to these borrowers.

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

During the three months ended September 30, 2021, one loan totaling $94,000 was modified in a troubled debt restructuring.

A loan is considered to be in payment default once it is 30 days contractually past due under the modified terms. There were no defaults on troubled debt restructurings within twelve months following the modification during the three months ended September 30, 2021.

In order to determine whether a borrower is experiencing financial difficulty, an evaluation is performed of the probability that the borrower will be in payment default on any of its debt in the foreseeable future without the modification. This evaluation is performed under the Company’s internal underwriting policy.

Credit Quality Indicators:

The Company categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt such as: current financial information, historical payment experience, credit documentation, public information, and current economic trends, among other factors. The Company analyzes loans individually by classifying the loans as to credit risk. This analysis includes real estate commercial and home equity loans. This analysis is performed on a quarterly basis. The Company uses the following definitions for risk ratings:

Special Mention. Loans classified as special mention have a potential weakness that deserves management's close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or of the institution's credit position at some future date.

Substandard. Loans classified as substandard are inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the institution will sustain some loss if the deficiencies are not corrected. Certain loans in the substandard category are classified as impaired.

Doubtful. Loans classified as doubtful have all the weaknesses inherent in those classified as substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable.

Loans not meeting the criteria above that are analyzed individually as part of the above-described process are considered to be pass rated loans. Loans listed as not rated are included in groups of homogeneous loans and are evaluated based on past due status, which was previously presented.

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

Based on the most recent analysis performed, the risk category of loans by class of loans as of September 30, 2021 and June 30, 2021, is as follows:

		Special
September 30, 2021 (Unaudited)	Pass	Mention	Substandard	Total
Real estate
One-to-four-family	$190,199,067	$248,568	$2,483,344	$192,930,979
Commercial	99,259,572	11,323,914	3,044,533	113,628,019
Multi-family	155,887,068	973,652	-	156,860,720
Comercial loans
Business loans	6,011,470	-	26,721	6,038,191
Consumer loans
Home equity loans	27,176	-	2,535	29,711
Other	740,427	-	-	740,427

Total	$452,124,780	$12,546,134	$5,557,133	$470,228,047

		Special
June 30, 2021	Pass	Mention	Substandard	Total
Real estate
One-to-four-family	$192,263,370	$346,001	$3,034,047	$195,643,418
Commercial	106,444,923	12,627,395	3,139,171	122,211,489
Multi-family	135,542,148	1,034,210	-	136,576,358
Comercial loans
Business loans	8,842,766	56,380	39,991	8,939,137
Consumer loans				-
Home equity loans	29,101	-	2,535	31,636
Other	822,148	-	-	822,148

Total	$443,944,456	$14,063,986	$6,215,744	$464,224,186

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

NOTE 4 - NOTE PAYABLE

Notes payable were as follows, as of September 30, 2021 and June 30, 2021:

	September 30,	June 30,
	2021	2021
	(Unaudited)
3.25% amortizing note, interest rate equal to the Prime Rate less 25 basis points, floating, maturing October 19, 2023	$6,750,000	$7,000,000

The amortizing note requires quarterly principal payments of $250,000 in addition to interest on the unpaid principal amount. The notes are secured by all of the stock of the Bank and contain certain financial covenants, including ratios related to the Company’s capital position and non-performing loans. At September 30, 2021 and June 30, 2021, the Company was in compliance with its financial covenants.

NOTE 5 - EMPLOYEE BENEFITS

The Company established a 401(k) Plan to provide eligible employees with retirement savings benefit. Generally, all employees of the Company and the Bank (including officers) are eligible to participate in the Plan, if over the age of 18 and have completed one year of service. Employees may elect to make contributions, or deferrals, on a pre-tax basis or after-tax basis (Roth Contributions), to the Plan and the Company will contribute a safe harbor matching contribution in an amount equal to: (i) 100% of the employee contribution, not in excess of 3% of compensation, plus (ii) 50% of the employee contribution that exceeds 3% of compensation but does not exceed 5% of compensation. The Plan is subject to certain requirements of the Internal Revenue Code and ERISA. Total 401(k) match benefit that has been charged against income for the plan was $27,000 for the three months ended September 30, 2021.

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

NOTE 6 - STOCK-BASED COMPENSATION

The Company has two share-based compensation plans as described below. Total compensation cost that has been charged against income for those plans was $88,000 for the three months ended September 30, 2021.

Stock Option Plan

The Company’s 2005 stock option plan (the Plan), which is stockholder approved, permits the grant of options to purchase shares of the Company’s common stock to its employees and directors of up to 264,500 shares of common stock. At September 30, 2021 and June 30, 2021, there were no shares available for future grants under this plan. The Company believes that such awards better align the interests of its employees with those of its stockholders. Option awards are generally granted with an exercise price equal to the market price of the Company’s common stock at the date of grant; those option awards generally have vesting periods of 5 years and have 10-year contractual terms. The Company has a policy of using shares held as treasury stock to satisfy option exercises. Currently, the Company has a sufficient number of treasury shares to satisfy expected option exercises.

A summary of the activity in the 2005 stock option plan for the three months ended September 30, 2021 follows:

			Weighted-average
			Remaining Years	Aggregate
		Average	of Contractual	Intrinsic
	Shares	Exercise Price	Term	Value
	(Unaudited)

Options outstanding at July 1, 2021	53,900	$8.82	4.05
Granted	-	-	-
Exercised	-	-	-
Forfeited or expired	-	-	-

Options outstanding at September 30, 2021	53,900	$8.82	3.80	$548,702

Exercisable at end of period	53,900	$8.82	3.80	$548,702

Vested or expected to vest	53,900	$8.82	3.80	$548,702

As of both September 30, 2021 and June 30, 2021, all options have vested and all compensation cost related to stock options granted under the 2005 stock option plan had been recognized.

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

Equity Incentive Plan

On November 22, 2018, the Board approved the 2018 Equity Incentive Plan omnibus equity compensation program and allocated 350,000 unissued shares of common stock which permits the grant of options to purchase shares of the Company’s common stock, the grant of restricted stock awards, stock appreciation rights, and/or cash inventive awards to its employees and directors. At both September 30, 2021 and June 30, 2021, there were 229,200 shares available for future grants under this plan. The Company believes that such awards better align the interests of its employees with those of its stockholders. Options and awards are generally granted with an exercise price equal to the market price of the Company’s common stock at the date of grant; the options and awards granted have vesting periods of 4 years and have 10-year contractual terms.

The Company has a policy of using shares held as treasury stock to satisfy option exercises. Currently, the Company has a sufficient number of treasury shares to satisfy expected option exercises.

Restricted Stock Awards

The following is a summary of the activity related to restricted stock awards under the Equity Incentive Plan for the three months ended September 30, 2021:

		Weighted-average
		Grant Date
	Shares	Fair Value
	(Unaudited)

Non-vested at July 1, 2021	24,600	$13.81
Granted	-	-
Vested	(7,900)	-
Forfeited	-	-

Non-vested at September 30, 2021	16,700	$13.74

As of September 30, 2021 and June 30, 2021, there was approximately $159,000 and $193,000, respectively, of total unrecognized compensation cost related to outstanding non-vested shares granted under the Plan. The cost is expected to be recognized over a period of 1.25 years.

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

On December 31, 2018, the Board granted 78,600 stock options under the Equity Incentive Plan. The following is the summary of the activity:

			Weighted-average
			Remaining Years	Aggregate
		Average	of Contractual	Intrinsic
	Shares	Exercise Price	Term	Value
	(Unaudited)

Options outstanding at July 1, 2021	59,300	$14.30
Granted	-	-
Exercised	-	-
Forfeited or expired	-	-

Options outstanding at September 30, 2021	59,300	$14.30	7.25	$295,160

Exercisable at end of period	20,000	$14.30	7.25	$94,000

Vested or expected to vest	59,300	$14.30	7.25	$295,160

As of September 30, 2021 and June 30, 2021, $112,000 and $135,000, respectively, of unrecognized compensation cost related to non-vested stock options granted under the plan remains.

NOTE 7 - EARNINGS PER SHARE

The following table presents a reconciliation of the components used to compute basic and diluted earnings per share for the three months ended September 30, 2021:

Three Months Ended September 30,
2021
(Unaudited)
Basic EPS
Net income	$1,499,598

Weighted-average common shares outstanding	2,567,573

Basic earnings per share	$0.58

Diluted EPS
Net income	$1,499,598

Weighted-average common shares outstanding	2,567,573
Add effect of assumed exercise of dilutive stock options	43,479
Total shares - diluted EPS	2,611,052

Diluted earnings per share	$0.57

During the three months ended September 30, 2021, no shares were considered antidilutive.

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

NOTE 8 - REGULATORY MATTERS

Banks are subject to regulatory capital requirements administered by federal banking agencies. Capital adequacy guidelines and, additionally for banks, prompt corrective action regulations, involve quantitative measures of assets, liabilities, and certain off‑balance‑sheet items calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by regulators. Failure to meet capital requirements can initiate regulatory action. The net unrealized gain or loss on available for sale securities is not included in computing regulatory capital. Management believes as of September 30, 2021 and June 30, 2021, the Bank met all capital adequacy requirements to which it was subject.

Prompt corrective action regulations provide five classifications: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized, although these terms are not used to represent overall financial condition. If adequately capitalized, regulatory approval is required to accept brokered deposits. If undercapitalized, capital distributions are limited, as is asset growth and expansion, and capital restoration plans are required. At September 30, 2021 and June 30, 2021, the most recent notification from regulatory authorities categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. There are no conditions or events since that notification that management believes have changed the institution’s category.

The following table provides the capital ratios of the Bank, along with the applicable regulatory capital requirements as of September 30, 2021 and June 30, 2021, which were calculated in accordance with the requirements of Basel III, which became effective January 1, 2015. The final rules of Basel III also established a “capital conservation buffer” of 2.5% above new regulatory minimum capital ratios. As of January 1, 2020, the capital conservation buffer was fully phased in at 2.50% and resulted in the following minimum ratios: (i) a common equity Tier 1 capital ratio of 7.0%; (ii) a Tier 1 risk-based capital ratio of 8.5%; and (iii) a total capital ratio of 10.5%. An institution is subject to limitations on paying dividends, engaging in share repurchases, and paying discretionary bonuses if its capital level falls below the buffer amount. These limitations will establish a maximum percentage of eligible retained income that can be utilized for such activities. At September 30, 2021 and June 30, 2021, actual capital levels and minimum required levels for the Bank (in thousands) were (the capital conversation buffer is not presented in the amounts or ratios).

	Actual		Minimum Required For Capital Adequacy Purposes		Minimum Required To Be Well Capitalized Under Prompt Corrective Action Regulations
	Amount	Ratio	Amount	Ratio	Amount	Ratio
	(Dollars in thousands)
As of September 30, 2021 (Unaudited)
Common Equity Tier I Capital (to Risk-Weighted Assets)	$49,060	12.94%	$17,056	4.5%	$24,636	6.5%

Total Capital (to Risk-Weighted Assets)	$52,860	13.94%	$30,321	8.0%	$37,901	10.0%

Tier 1 Capital (to Risk-Weighted Assets)	$49,060	12.94%	$22,741	6.0%	$30,321	8.0%

Tier I Capital (to Average Assets)	$49,060	9.14%	$21,473	4.0%	$26,842	5.0%

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

	Actual		Minimum Required For Capital Adequacy Purposes		Minimum Required To Be Well Capitalized Under Prompt Corrective Action Regulations
	Amount	Ratio	Amount	Ratio	Amount	Ratio
	(Dollars in thousands)
As of June 30, 2021
Common Equity Tier I Capital (to Risk-Weighted Assets)	$48,561	13.00%	$16,695	4.50%	$24,114	6.50%

Total Capital (to Risk-Weighted Assets)	$52,419	14.03%	$29,679	8.00%	$37,099	10.00%

Tier I Capital (to Risk-Weighted Assets)	$48,561	13.00%	$22,259	6.00%	$29,679	8.00%

Tier I Capital (to Average Assets)	$48,561	9.27%	$20,953	4.00%	$26,192	5.00%

NOTE 9 - FAIR VALUES

Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. There are three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

Securities: The fair values of securities available for sale are determined by matrix pricing, which is a mathematical technique widely used in the industry to value debt securities without relying exclusively on quoted prices for the specific securities but rather by relying on the securities’ relationship to other benchmark quoted securities (Level 2 inputs).

Other Real Estate Owned: The fair value of other real estate owned with a direct write-down during the year are based on recent real estate appraisals. These appraisals may use a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the independent appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are usually significant and typically result in a Level 3 classification of the inputs for determining fair value.

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

Assets and liabilities measured at fair value on a recurring basis are summarized below:

	Total	Fair Value Measurement Using Significant Other Observable Inputs (Level 2)

September 30, 2021 (Unaudited)
Available for sale debt securities
Corporate bonds	$3,384,679	$3,384,679
Federal National Mortgage Association	9,998,650	9,998,650
Municipal taxable bonds	18,451,049	18,451,049

Total	$31,834,378	$31,834,378

June 30, 2021
Available for sale debt securities
Corporate bonds	$3,398,616	$3,398,616
Federal National Mortgage Association	10,000,300	10,000,300
Municipal taxable bonds	18,489,931	18,489,931

Total	$31,888,847	$31,888,847

Assets and liabilities measured at fair value on a non-recurring basis are summarized below:

	Total	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
September 30, 2021 (Unaudited)
Other real estate owned	$156,580	$156,580

June 30, 2021
Other real estate owned	$156,580	$156,580

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

The carrying amounts and estimated fair values of financial instruments at September 30, 2021 and June 30, 2021, are as follows:

	Carrying Value	Fair Value

September 30, 2021 (Unaudited)
Financial assets
Cash and cash equivalents	$29,430,822	$29,430,822
Loans, net (excluding impaired at fair value)	466,428,455	466,123,097
Accrued interest receivable	2,288,221	2,288,221
Financial liabilities
Deposits	488,378,241	489,399,091
FHLB advances	5,000,000	5,000,000
Notes payable	6,750,000	6,750,000
Accrued interest payable	7,912	7,912

June 30, 2021
Financial assets
Cash and cash equivalents	$12,832,392	$12,832,392
Loans, net (excluding impaired at fair value)	460,366,062	459,954,062
Accrued interest receivable	2,219,654	2,219,654
Financial liabilities
Deposits	466,312,856	467,319,454
FHLB advances	5,000,000	5,000,000
Notes payable	7,000,000	7,000,000
Accrued interest payable	43,110	43,110

In accordance with our adoption of ASU 2016-01, the methods utilized to measure the fair value of financial instruments at September 30, 2021 and June 30, 2021 represent an approximation of exit price, however, an actual exit price may differ.

Royal Financial, Inc.

Notes to Condensed Consolidated Financial Statements

NOTE 10 – MERGER ACTIVITY

On July 28, 2021, the Company and Finward Bancorp, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Finward Bancorp will acquire the Company and the Bank. Under the terms of the Merger Agreement, each share of Company common stock will be converted into the right to receive either $20.14 or 0.4609 shares of Finward Bancorp common stock. Stockholders holding less than 101 shares of Royal Financial, Inc. common stock will only have the right to receive fixed consideration of $20.14 in cash and will not be entitled to make an election with respect to the merger consideration.

The Merger Agreement contains representations and warranties of both parties and customary conditions to the parties’ obligations to close the transaction, as well as agreements to cooperate in the process of consummating the transaction. Consummation of the transaction remains subject to customary closing conditions, including receipt of requisite stockholder approval and all required regulatory approvals. The merger was subsequently completed on January 31, 2022.